UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): December 13, 2006

Innovative Micro Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6635	95-1950506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Robin Hill Road, Goleta, California 93117
(Address of principal executive offices) (Zip Code)

(805) 681-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                   Material Modification to Rights of Security Holders.

Please see the disclosure in Item 8.01 below.

Item 5.03                                   Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Please see the disclosure in Item 8.01 below.

Item 8.01                                   Other Events.

On December 13, 2006, Innovative Micro Technology, Inc. (the “Company”) filed (i) a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the 1-for-1,000 reverse stock split (the “Reverse Split”) on December 13, 2006 and (ii) a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the 1,000-for-1 forward stock split (the “Forward Split” and with the Reverse Stock Split, the “Reverse/Forward Stock Split”) on December 13, 2006.  The Reverse Split took effect at 4:01 p.m. (Eastern Daylight Time) on December 13, 2006 and the Forward Split took effect at 4.02 p.m. (Eastern Daylight Time) on December 13, 2006.  A copy of the Certificates of Amendment effecting the Reverse Split and the Forward Split are included with this Report as Exhibits 3.1 and 3.2 respectively.

As a result of the effectiveness of the Reverse/Forward Stock Split, as of 4:02 p.m. (Eastern Daylight Time) on December 13, 2006, (i) stockholders owning fewer than 1,000 shares of the Company’s common stock prior to the consummation of the Reverse Split have the right to receive cash at a price of $2.15 per share owned by such stockholders immediately prior to the Reverse Split, and (ii) stockholders owning 1,000 or more shares of the Company’s common stock immediately prior to the Reverse Split continue to own the same number of shares of the Company’s common stock as they did immediately before the Reverse Split.

Based on information available to the Company, the Reverse/Forward Stock Split reduced the number of record holders of the Company’s common stock to fewer than 300.  The Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) on December 14, 2006 to terminate the registration of the Company’s common stock under the Securities Exchange Act of 1934, as amended.  Upon the filing of the Form 15, in absence of action by the SEC, the Company will no longer be required to file periodic reports with the SEC, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, and will no longer be subject to the SEC’s proxy rules.

Item 7.01.                                          Regulation FD Disclosure.

On December 14, 2006, the Company issued a press release announcing the consummation of the Reverse/Forward Stock Split.  A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated in this Item 7.01 by this reference.

The information contained, or incorporated by reference, in Item 7.01 is being furnished and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of

1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in Item 7.01 of this Report.  The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01                                   Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

3.1

Certificate of Amendment to Innovative Micro Technology, Inc.’s Certificate of Incorporation to effect the Reverse Split (incorporated by reference to Annex A-1 to Amendment No. 3 to the Company’s Schedule 14C filed with the SEC on November 16, 2006).

3.2

Certificate of Amendment to Innovative Micro Technology, Inc.’s Certificate of Incorporation to effect the Forward Split (incorporated by reference to Annex A-2 to Amendment No. 3 to the Company’s Schedule 14C filed with the SEC on November 16, 2006).

99.1	Press Release Announcing Consummation of Reverse/Forward Stock Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE MICRO TECHNOLOGY, INC.

Dated: December 14, 2006	By:	/s/ Peter T. Altavilla
Peter T. Altavilla
Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1

Certificate of Amendment to Innovative Micro Technology, Inc.’s Certificate of Incorporation to effect the Reverse Split (incorporated by reference to Annex A-1 to Amendment No. 3 to the Company’s Schedule 14C filed with the SEC on November 16, 2006).

3.2

Certificate of Amendment to Innovative Micro Technology, Inc.’s Certificate of Incorporation to effect the Forward Split(incorporated by reference to Annex A-1 to Amendment No. 3 to the Company’s Schedule 14C filed with the SEC on November 16, 2006).

99.1	Press Release Announcing Consummation of Reverse/Forward Stock Split.